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                                                                   EXHIBIT 10.27

                                                                 [COMERICA LOGO]

Comerica Bank


                                December 5, 2001


Michael G. Costello
Sr. Vice President and General Counsel
Meadowbrook Insurance Group, Inc.
26600 Telegraph Road, Suite 300
Southfield, Michigan 48034

Re: Meadowbrook Insurance Group, Inc. ("Borrower") Revolving Credit Agreement dated August 3, 1999, as amended (the "Loan Agreement") among Comerica Bank and Bank One (the "Lenders"), Comerica Bank, as agent (the "Agent") and the Borrower

Dear Mr. Costello:

         Borrower has requested a permanent reduction in the Revolving Credit Aggregate Commitment from Forty Eight Million Dollars ($48,000,000) to Forty Seven Million Five Hundred Thousand Dollars ($47,500,000) (the "Reduced Amount"). Notwithstanding that Section 2.8 of the Loan Agreement requires that each partial reduction of the Revolving Credit Aggregate Commitment be in an aggregate amount equal to at least Two Million Dollars ($2,000,000) or a larger multiple of One Million Dollars ($1,000,000), this letter shall constitute the Lenders' and Agent's consent to the Reduced Amount; provided, however, (i) Agent receives executed counterpart signature pages to this letter agreement from the Lenders and Borrower within five (5) days of the date of this letter agreement,
(ii) Borrower prepays in accordance with the terms of the Loan Agreement, the amount, if any, by which the sum of the aggregate unpaid principal amount of the Revolving Credit Advances, plus the Letter of Credit Obligations, exceeds the Reduced Amount, together with accrued but unpaid interest on the principal amount of such prepaid Advances to the date of prepayment.

         Capitalized terms not defined to the contrary herein have the meanings given them in the Loan Agreement.

                                      COMERICA BANK, Agent


                                      By          [SIG]
                                        ----------------------------------------

                                      Its:     Vice President



Acknowledged and Agreed to in
as many counterpart signature pages


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as deemed necessary
----------------------------------------------


"Borrower"

MEADOWBROOK INSURANCE GROUP, INC.

By: /s/  Robert F. Cubbin
   ------------------------------------------
         Robert F. Cubbin
Its:     President and COO
    -----------------------------------------


"Lenders"

COMERICA BANK

By:
   ------------------------------------------

Its:
    -----------------------------------------

BANK ONE

By: /s/  Jacqueline P. Yardley
   ------------------------------------------

Its:     Jacqueline P. Yardley
    -----------------------------------------
         Senior Vice President






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as deemed necessary
----------------------------------------------


"Borrower"

MEADOWBROOK INSURANCE GROUP, INC.

By: /s/  Robert F. Cubbin
   ------------------------------------------
         Robert F. Cubbin
Its:     President and COO
    -----------------------------------------


"Lenders"

COMERICA BANK

By:           [SIG]
   ------------------------------------------

Its:     Vice President
    -----------------------------------------

BANK ONE

By:
   ------------------------------------------

Its:
    -----------------------------------------







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